UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Item 1. Reports to Stockholders.

(a)

RPAR Risk Parity ETF

Ticker: RPAR

Annual Report

November 30, 2021

RPAR Risk Parity ETF

TABLE OF CONTENTS

A Message to our Shareholders	1
Performance Summary	4
Portfolio Allocation	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	24
Expense Example	25
Statement Regarding Liquidity Risk Management Program	26
Trustees and Executive Officers	27
Additional Information	29

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

1

RPAR Risk Parity ETF

Dear Shareholders,

When we developed the RPAR Risk Parity ETF (the “Fund”) in 2019, our goal was to construct a portfolio of asset classes that targets long-term returns competitive with equities while taking less risk. We took two critical steps in this process: 1) select asset classes that are biased to outperform in different growth and inflation environments, and 2) structure each of these asset classes to have similar expected return and risk as equities over time. The first step helps diversify the Fund’s portfolio to mitigate risk, while the second seeks to improve long-term return expectations. This process yields a portfolio that balances risk across four major asset classes: global equities, commodities (which includes commodity producer stocks and gold), U.S. Treasuries and Treasury Inflation-Protected Securities (“TIPS”). The assets biased to outperform during rising growth environments are global equities and commodity producer equities. U.S. Treasuries, TIPS and gold tend to do better during falling growth environments. Rising inflation assets include TIPS, commodity producer equities and gold while falling inflation favors global equities and U.S. Treasuries. The result is a portfolio that is expected to be far less vulnerable to economic downturns and inflation surprises than traditional portfolios.

Performance Update

In the two years since Fund inception, we have lived through vastly different economic environments that have served to test the efficacy of the strategy. Shortly after inception, a global pandemic surprised the world causing global equities to lose over 21% during the first three months of 2020. As expected, the economic environment that caused stocks to collapse (falling growth) was favorable for other asset classes biased to outperform in such a period. U.S. Treasuries and TIPS benefited from falling interest rates, and gold rallied as the Federal Reserve (the “Fed”) announced quantitative easing plans. Consequently, the Fund’s net asset value (“NAV”) was only down about 4% in the first quarter of 2020 as the winning exposures (U.S. Treasuries, TIPS and gold) offset the majority of the losses from global equities and commodity producer equities.

The market environment quickly shifted once unprecedented monetary and fiscal stimulus was injected in response to the economic and market downturn. As a result, the worst asset classes in the first quarter of 2020 flipped to become the best performers over the ensuing three quarters of 2020. U.S. Treasuries, which were the best asset to own in Q1 2020, lost money the remainder of the year as growth and inflation rose (in turn, causing interest rates to rise). The Fund gained about 25% in the final three quarters of 2020 as the losses in U.S. Treasuries were more than made up by substantial gains elsewhere in the portfolio (including 50%+ returns from global equities and commodity producer equities).

The Fund started 2021 relatively slowly with another -4% return during the first quarter. Rising growth and inflation expectations triggered fears of a withdrawal of monetary stimulus, producing a headwind for all asset classes in the Fund. But these changing conditions also produced significant divergences across asset classes. U.S. Treasuries, TIPS and gold fell about 10% each during the quarter, but commodity equities and global equities rallied – gaining 15% and 5%, respectively – as improving growth and inflation conditions outweighed the negative influence from rising rates. Interestingly, Q1 2021 was the opposite of Q1 2020 in many ways (with growth, inflation and interest rates rising versus falling), but the Fund earned similar returns in both environments.

Since the first quarter of 2021, the Fund has staged a strong rally, earning over 10% from April 1, 2021 to November 30, 2021. Economic growth continued to recover from the pandemic lows, further propelling commodity equities and global equities (both of which are biased to outperform during rising growth environments). Gold and U.S. Treasuries lagged because of their bias to do better during falling growth periods (such as Q1 2020). TIPS actually were the best performing asset class since Q1, as rising inflation pressures and stable nominal interest rates pushed real yields further into negative territory.

All in all, the Fund’s 6% year-to-date NAV gain for the period ended November 30, 2021 (after a 19% NAV return in 2020) is well within the range of expected returns and makes sense given the economic environment that transpired (rising growth and inflation expectations and a central bank shift towards tighter monetary policy).

The balanced asset allocation in the Fund was designed to earn attractive returns over time while minimizing losses during surprise downturns. We feel that the Fund has delivered on this objective to date. Since inception (12/12/19), the Fund NAV has earned an annualized 13.28% return and largely protected investors during one of the steepest stock market downturns in recent history.

2

RPAR Risk Parity ETF

The table below summarizes the returns of the Fund as well as its underlying asset classes as of November 30, 2021.

As of 11/30/21	YTD	1-Year	Since Inception (Annualized)
RPAR Risk Parity ETF (Market)	6.24%	10.24%	13.25%
RPAR Risk Parity ETF (NAV)	6.41%	10.32%	13.28%
Global Equities	11.66%	17.55%	15.97%
Commodity Producers	24.22%	34.79%	17.37%
Physical Gold	-6.95%	-0.47%	9.52%
U.S. Treasuries	-6.03%	-6.71%	0.98%
TIPS	6.79%	7.46%	15.89%

The Fund’s underlying asset class performance as reported by Toroso Investments, LLC, 12/12/19 – 11/30/21.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (833) 540-0039.

Looking Ahead

The stock market has staged an impressive recovery since the lows of early 2020 on the back of significant monetary and fiscal stimulus and a thriving economy. In our experience, most investors maintain an equity- and credit-centric portfolio and have therefore enjoyed strong performance over the recent past. However, the traditional mix is significantly underweight inflation hedges and assets that are biased to protect against downside growth surprises, leaving it highly exposed to those economic environments.

Looking forward, the tailwinds that enabled the stock market rally may fade if inflation proves to be more persistent than transitory, forcing the Fed to tighten monetary policy more than expected. Surging inflation is hitting levels not seen for decades but can just as quickly reverse if removal of stimulus results in a weakening economy similar to what we witnessed the last time the Fed raised rates in 2018. Growth may continue to improve if the Fed moves slowly but may also turn down should the economy falter, as it has during historical cases of monetary tightening. How this will ultimately net out is difficult to anticipate, leaving a wide range of potential economic outcomes.

For these reasons, we advise investors to remain well-balanced. Investing across asset classes that are biased to outperform in varying economic environments is paramount when the future trajectory of the economy is highly uncertain. Additionally, the odds of extreme outcomes may be greater than normal, further supporting the need for balance today.

Please contact your financial advisor or one of our shareholder associates at (833) 540-0039 with any questions. You may also visit our website at www.rparetf.com or reach us via email at info@rparetf.com.

3

RPAR Risk Parity ETF

Important Information

Before investing you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. This and other information are in the prospectus. A prospectus may be obtained by visiting www.rparetf.com/rpar. Please read the prospectus carefully before you invest.

Past performance does not guarantee future results.

A fund’s NAV is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded.

Risk parity is a portfolio allocation strategy using risk to determine allocations across various components of an investment portfolio.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate the Fund’s NAV per share, but the market price sometimes may be higher or lower than the NAV. The Fund is newer with limited operating history. There are a limited number of financial institutions authorized to buy and sell shares directly with the Fund, and there may be a limited number of other liquidity providers in the marketplace. There is no assurance that Fund shares will trade at any volume, or at all, on any stock exchange. Low trading activity may result in shares trading at a material discount to NAV.

The Fund’s exposure to investments in physical commodities may fluctuate rapidly and subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities.

It is not possible to invest directly in an index.

Shares of the Fund are distributed by Foreside Fund Services, LLC.

4

RPAR Risk Parity ETF

PERFORMANCE SUMMARY (Unaudited)

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/12/19
2/29/20
5/31/20
8/31/20
11/30/20
2/28/21
5/31/21
8/31/21
11/30/21
RPAR Risk Parity ETF - NAV
RPAR Risk Parity ETF - Market
S&P 500® Total Return Index
60% S&P 500® Total Return Index /40% Bloomberg Barclays U.S. Aggregate Bond Index
Advanced Research Risk Parity Index

Total Returns for the period ended November 30, 2021*:	One Year	Since Inception (12/12/2019)	Ending Value (11/30/2021)
RPAR Risk Parity ETF – NAV	10.32%	13.28%	$12,783
RPAR Risk Parity ETF – Market	10.24%	13.25%	12,778
S&P 500® Total Return Index	27.92%	22.37%	14,883
60% S&P 500® Total Return Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index	15.60%	14.83%	13,132
Advanced Research Risk Parity Index	12.33%	15.65%	13,317

*Returns for periods greater than one year are annualized

This chart illustrates the performance of a hypothetical $10,000 investment made on December 12, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 540-0039. The Fund’s gross expense ratio is 0.54% and net expense ratio is 0.51% (as of the Fund’s most recently filed prospectus dated March 31, 2021). The Fund’s investment adviser has agreed to waive a portion of its management fees for the Fund through at least March 31, 2022.

5

RPAR Risk Parity ETF

PORTFOLIO ALLOCATION at November 30, 2021 (Unaudited) (1)

Sector/Security Type	% of Total Portfolio
Futures Contracts (2)	25.5%
United States Treasury Inflation Indexed Bonds	25.4
Exchange Traded Funds	25.3
United States Treasury Bills	7.3
Cash & Cash Equivalents (3)	5.7
Basic Materials	4.7
Energy	4.3
Industrials	1.3
Consumer (Non-Cyclical)	0.3
Consumer (Cyclical)	0.1
Utilities	0.1
Total	100.0%

(1)Percentages are based on total investments, including derivative contracts.

(2)Represents the notional amount of the futures contracts.

(3)Represents short-term investments.

RPAR Risk Parity ETF

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at November 30, 2021

	Shares	Value
Common Stocks — 15.0%

Biotechnology — 0.3%
Corteva, Inc.	93,436	$4,204,620

Building Materials — 0.1%
Geberit AG	1,836	1,396,344

Chemicals — 1.2%
CF Industries Holdings, Inc.	29,396	1,781,104
Ecolab, Inc.	15,411	3,413,074
FMC Corp. (2)	16,270	1,630,091
The Mosaic Co.	49,890	1,707,236
Nutrien, Ltd.	69,603	4,594,623
OCI N.V. (1)	27,244	740,883
PhosAgro PJSC - GDR	54,187	1,195,365
Sociedad Quimica y Minera de Chile S.A. - ADR	31,359	1,952,411
Yara International ASA	32,400	1,584,555
		18,599,342

Distribution & Wholesale — 0.1%
Ferguson PLC	11,870	1,800,460

Electrical Components & Equipment — 0.1%
Xinjiang Goldwind Science & Technology Co. Ltd. - Class H	366,920	809,536

Energy - Alternate Sources — 0.7%
Enphase Energy, Inc. (1)	9,758	2,439,500
First Solar, Inc. (1) (2)	7,463	773,167
Plug Power, Inc. (1) (2)	43,996	1,753,241
Siemens Gamesa Renewable Energy S.A.	42,672	1,130,177
SolarEdge Technologies, Inc. (1)	3,991	1,308,090
Vestas Wind Systems A/S	68,783	2,290,286
Xinyi Solar Holdings, Ltd.	639,504	1,173,048
		10,867,509

Food — 0.1%
Mowi ASA	67,776	1,533,847
Salmar ASA	15,498	976,008
		2,509,855

Housewares — 0.1%
The Scotts Miracle-Gro Co. (2)	7,448	1,079,141

Iron & Steel — 0.7%
Cleveland-Cliffs, Inc. (1) (2)	50,322	1,024,053
Fortescue Metals Group, Ltd.	289,006	3,485,678
Vale S.A. - ADR	492,138	6,087,747
		10,597,478

	Shares	Value
Common Stocks — 15.0% (Continued)

Machinery - Diversified — 1.6%
AGCO Corp.	9,590	$1,056,914
CNH Industrial NV - Class A	176,137	2,881,601
Deere & Co.	38,107	13,167,493
Husqvarna AB - Class B	74,463	1,044,978
IDEX Corp.	3,995	897,237
Kubota Corp.	150,065	3,130,952
The Toro Co.	14,124	1,420,310
Xylem, Inc.	9,811	1,188,210
		24,787,695

Mining — 4.6%
Anglo American PLC	136,228	4,995,952
Antofagasta PLC	103,279	1,885,601
BHP Group, Ltd. - LN Shares - ADR (2)	239,692	13,468,294
Boliden AB	26,080	895,515
Cameco Corp.	44,136	1,024,954
China Molybdenum Co., Ltd. - H Shares	3,232,295	1,994,310
First Quantum Minerals, Ltd.	72,428	1,537,429
Freeport-McMoRan, Inc. (2)	157,280	5,831,942
Ganfeng Lithium Co., Ltd. - H Shares	196,979	3,843,135
Glencore PLC	1,423,546	6,725,429
Ivanhoe Mines, Ltd. - Class A (1)	97,191	768,254
Jiangxi Copper Co., Ltd. - H Shares	629,633	1,014,410
MMC Norilsk Nickel PJSC - ADR	164,762	4,733,612
MP Materials Corp. (1)	17,851	784,373
NAC Kazatomprom JSC - GDR	28,242	1,153,686
OZ Minerals, Ltd.	35,418	652,689
Rio Tinto PLC - AU Shares - ADR (2)	164,681	10,323,852
South32, Ltd.	489,167	1,224,357
Southern Copper Corp. (2)	82,161	4,806,419
Sumitomo Metal Mining Co., Ltd.	30,933	1,153,194
Teck Resources, Ltd. - Class B	48,293	1,275,465
Vedanta, Ltd. - ADR	79,549	1,312,559
		71,405,431

Oil & Gas — 5.2%
BP PLC - ADR	131,204	3,406,056
Canadian Natural Resources, Ltd.	44,965	1,831,128
Cenovus Energy, Inc.	84,643	1,000,302
Chevron Corp.	74,736	8,435,452
China Petroleum & Chemical Corp. - H Shares - ADR	67,354	2,946,738

RPAR Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS at November 30, 2021 (Continued)

	Shares	Value
Common Stocks — 15.0% (Continued)

Oil & Gas — 5.2% (Continued)
ConocoPhillips	50,470	$3,539,461
Continental Resources, Inc.	14,783	655,478
Devon Energy Corp. (2)	25,896	1,089,186
Diamondback Energy, Inc.	6,776	723,203
Ecopetrol S.A. - ADR (2)	91,190	1,171,792
Eni S.p.A - ADR	73,902	1,950,274
EOG Resources, Inc.	22,464	1,954,368
Equinor ASA - ADR (2)	128,045	3,208,808
Exxon Mobil Corp.	169,538	10,145,154
Gazprom PJSC - ADR	474,230	4,230,132
Hess Corp.	12,714	947,447
Imperial Oil Ltd.	29,663	976,511
LUKOIL PJSC - ADR	28,283	2,467,409
Novatek PJSC - GDR	12,168	2,666,009
Occidental Petroleum Corp. (2)	36,515	1,082,670
OMV AG	15,174	802,236
PetroChina Co., Ltd. - H Shares - ADR (2)	120,426	5,231,305
Pioneer Natural Resources Co. (2)	9,564	1,705,452
Repsol S.A.	72,046	793,997
Rosneft Oil Co. PJSC - GDR	442,966	3,355,024
Royal Dutch Shell PLC - Class A -ADR	155,836	6,551,345
Suncor Energy, Inc.	63,704	1,545,423
Surgutneftegas PJSC - ADR	173,239	844,713
TotalEnergies SE - ADR	106,492	4,897,567
Woodside Petroleum, Ltd.	46,511	706,731
		80,861,371

Water — 0.2%
American Water Works Co., Inc.	8,447	1,423,911
Veolia Environnement S.A.	36,201	1,157,232
		2,581,143
Total Common Stocks
(Cost $202,516,354)		231,499,925

Exchange Traded Funds — 34.8%
SPDR Gold MiniShares Trust (1) (2)	8,740,519	153,920,539
Vanguard FTSE Developed Markets ETF (2)	1,555,213	77,294,086
Vanguard FTSE Emerging Markets ETF (2)	2,358,472	116,013,238
Vanguard Total Stock Market ETF (2)	822,824	192,088,263
Total Exchange Traded Funds
(Cost $480,424,223)		539,316,126

	Principal Amount	Value
United States Treasury Obligations — 44.9%

United States Treasury Bills — 10.0%
0.017% 12/9/21 (3)(4)	$156,003,000	$156,002,176

United States Treasury Inflation Indexed Bonds — 34.9%
2.125%, 2/15/40	9,849,718	15,257,350
2.125%, 2/15/41	39,827,988	62,478,829
0.750%, 2/15/42	45,783,665	58,662,969
0.625%, 2/15/43	42,639,365	53,746,339
1.375%, 2/15/44	44,631,840	64,593,497
0.750%, 2/15/45	43,667,067	57,087,157
1.000%, 2/15/46	38,493,525	53,341,969
0.875%, 2/15/47	36,145,657	49,544,780
1.000%, 2/15/48	34,342,508	48,858,442
1.000%, 2/15/49	30,337,761	43,695,018
0.250%, 2/15/50	18,485,082	22,681,913
0.125%, 2/15/51	8,832,413	10,619,670
		540,567,933
Total United States Treasury Obligations
(Cost $652,450,511)		696,570,109

	Shares
Short-Term Investments — 1.0%

Money Market Funds — 1.0%
First American Government Obligations Fund, Class X, 0.026% (5)	15,013,897	15,013,897
Total Short-Term Investments
(Cost $15,013,897)		15,013,897

Investments Purchased With Collateral From Securities Lending — 6.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.100% (5)	105,246,427	105,246,427

Total Investments Purchased With Collateral From Securities Lending
(Cost $105,246,427)		105,246,427

Total Investments in Securities — 102.5%
(Cost $1,455,651,412)		1,587,646,484
Liabilities in Excess of Other Assets — (2.5)%		(38,370,134)
Total Net Assets — 100.0%		$1,549,276,350

ADRAmerican Depositary Receipt

GDRGlobal Depositary Receipt

(1)Non-income producing security.

(2)This security or a portion of this security was out on loan as of November 30, 2021. Total loaned securities had a value of $101,833,181 or 6.6% of net assets as of November 30, 2021. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)Rate represents the annualized effective yield to maturity from the purchase price.

(4)Zero coupon security.

(5)The rate quoted is the annualized seven-day effective yield as of November 30, 2021.

RPAR Risk Parity ETF

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at November 30, 2021 (Continued)

SCHEDULE OF FUTURES CONTRACTS at November 30, 2021

The Fund had the following futures contracts outstanding with PhillipCapital, Inc.

Long Futures Contracts Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)	Notional Value
10-Year U.S. Treasury Note Futures (3/22)	2,069	$266,973,714	$3,677,349	$270,651,063
Ultra Long-Term U.S. Treasury Bond Futures (3/22)	1,351	259,816,625	11,143,312	270,959,937
		$526,790,339	$14,820,661	$541,611,000

RPAR Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	9

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2021

Assets:
Investments in securities, at value (Note 2) (1)	$1,587,646,484
Cash	7,859
Deposits at broker for futures (Note 2)	39,115,373
Receivables:
Investment securities sold	64,056,744
Fund shares sold	22,503,330
Dividends and interest	1,774,016
Securities lending	13,795
Variation margin receivable	14,849,250
Total assets	1,729,966,851

Liabilities:
Collateral received from securities loaned	105,246,427
Payables:
Fund shares redeemed	22,590,000
Investment securities purchased	52,256,510
Management fees (Note 4)	597,564
Variation margin payable	—
Total liabilities	180,690,501
Net Assets	$1,549,276,350

Components of Net Assets:
Paid-in capital	$1,433,472,271
Total distributable (accumulated) earnings (losses)	115,804,079
Net assets	$1,549,276,350

Net Asset Value (unlimited shares authorized):
Net assets	$1,549,276,350
Shares of beneficial interest issued and outstanding	61,725,000
Net asset value	$25.10

Cost of investments	$1,455,651,412

(1)Includes loaned securities with a value of $101,833,181.

RPAR Risk Parity ETF

10	The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS For the Year Ended November 30, 2021

Investment Income:
Dividend income (net of foreign withholding tax of $454,879)	$14,837,132
Interest income	16,199,893
Securities lending income (Note 5)	294,365
Total investment income	31,331,390

Expenses:
Management fees (Note 4)	6,358,541
Total expenses before interest expense and management fee waiver	6,358,541
Interest expense	4,384
Less: management fee waiver (Note 4)	(381,512)
Net expenses	5,981,413
Net investment income (loss)	25,349,977

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	57,856,564
Foreign currency transactions	8,178
Futures contracts	(34,240,637)
Change in net unrealized appreciation/depreciation on:
Investments and foreign currency transactions	55,364,353
Futures contracts	14,881,835
Net realized and unrealized gain (loss) on investments	93,870,293
Net increase (decrease) in net assets resulting from operations	$119,220,270

RPAR Risk Parity ETF

The accompanying notes are an integral part of these financial statements.	11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2021	Period Ended November 30, 2020 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$25,349,977	$4,508,786
Net realized gain (loss) on investments, foreign currency transactions, and futures contracts	23,624,105	(3,847,389)
Change in net unrealized appreciation/depreciation on investments, foreign currency transactions, and futures contracts	70,246,188	76,568,529
Net increase (decrease) in net assets resulting from operations	119,220,270	77,229,926

Distributions to Shareholders:
Net distributions to shareholders	(13,377,074)	(2,652,617)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	560,080,057	808,775,788
Total increase (decrease) in net assets	665,923,253	883,353,097

Net Assets:
Beginning of period	883,353,097	—
End of period	$1,549,276,350	$883,353,097

(1)The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to November 30, 2020.

(2)Summary of share transactions is as follows:

	Year Ended November 30, 2021		Period Ended November 30, 2020 (1)
	Shares	Value	Shares	Value
Shares sold	32,025,000	$768,343,312	39,900,000	$843,009,688
Shares redeemed	(8,700,000)	(208,263,255)	(1,500,000)	(34,233,900)
Net increase (decrease)	23,325,000	$560,080,057	38,400,000	$808,775,788

RPAR Risk Parity ETF

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Year Ended November 30, 2021	Period Ended November 30, 2020 (1)

Net asset value, beginning of period/year	$23.00	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.48	0.21
Net realized and unrealized gain (loss) on investments	1.88	2.94
Total from investment operations	2.36	3.15

Less Distributions:
From net investment income	(0.26)	(0.15)
Total distributions	(0.26)	(0.15)

Net asset value, end of period/year	$25.10	$23.00
Total return (4)	10.32%	15.88	%(3)

Supplemental Data:
Net assets, end of period/year (millions)	$1,549.3	$883.4
Portfolio turnover rate	16%	65	%(3)

Ratios of Expenses to Average Net Assets:
Before fees waived (6)	0.50%	0.50	%(5)
After fees waived (6)	0.47%	0.47	%(5)

Ratios of Net Investment Income (Loss) to Average Net Assets:
Before fees waived (7)	1.96%	0.98	%(5)
After fees waived (7)	1.99%	1.01	%(5)

(1)The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to November 30, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

(6)The ratio of expenses to average net assets includes interest expense on futures. The expense ratios excluding interest expense on futures were 0.50% and 0.47% for the year ended November 30, 2021 and 0.50% and 0.47% for the period ended November 30, 2020.

(7)The ratios of net investment income (loss) to average net assets include interest expense on futures.

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NOTES TO FINANCIAL STATEMENTS November 30, 2021

NOTE 1 – ORGANIZATION

The RPAR Risk Parity ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on December 12, 2019.

The investment objective of the Fund is to seek to generate positive returns during periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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RPAR Risk Parity ETF

Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of November 30, 2021:

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$—	$230,187,366	$—	$1,312,559	$231,499,925
Exchange Traded Funds	—	539,316,126	—	—	539,316,126
United States Treasury Obligations (2)	—	—	696,570,109	—	696,570,109
Short-Term Investments	—	15,013,897	—	—	15,013,897
Investments Purchased With Collateral From Securities Lending (3)	105,246,427	—	—	—	105,246,427
Total Investments in Securities	$105,246,427	$784,517,389	$696,570,109	$1,312,559	$1,587,646,484

Other Financial Instruments (4)
Interest Rate Contracts - Futures	$—	$14,820,661	$—	$—	$14,820,661

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities at Fair Value*
Balance as of November 30, 2020	$—
Accrued discounts/premiums	—
Realized gain (loss)	139,128
Change in unrealized appreciation	524,254
Purchases	510,392
Sales	(262,011)
Transfer into and/or out of Level 3	400,796
Balance as of November 30, 2021	$1,312,559

Change in unrealized appreciation during the period for Level 3 investments held at November 30, 2021:	$524,254

*The security (Common Stock) is classified as a Level 3 security due to the security being delisted by the exchange that it was traded on 11/9/2021 and lack of market quotes. The security was valued at the last close price.

(1)See Schedule of Investments for the industry breakout.

(2)See Schedule of Investments for the security type breakout.

(3)Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

(4)Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/depreciation on the investment.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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RPAR Risk Parity ETF

The Fund has provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Fund uses futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Fund may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Fund’s average notional value of futures contracts outstanding during the year ended November 30, 2021, was $475,293,980. The following tables show the effects of derivative instruments on the financial statements.

Statement of Assets and Liabilities

Fair value of derivative instruments as of November 30, 2021:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts - Futures	Variation margin receivable (see Statement of Assets and Liabilities)	$ 14,849,250	Variation margin payable (see Statement of Assets and Liabilities)	$ —

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2021:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Interest Rate Contracts - Futures	Net Realized and Unrealized Gain (Loss) on Investments	$ (34,240,637)	$ 14,881,835

B.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of November 30, 2021, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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RPAR Risk Parity ETF

D.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

E.Futures Contracts. The Fund may purchase futures contracts to gain long exposure to long-term U.S. Treasury bonds. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Upon entering into a futures contract, the Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Fund’s use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Fund had futures contracts activity during the year ended November 30, 2021. Realized and unrealized gains and losses are included in the Statement of Operations. The futures contracts held by the Fund are exchange-traded with PhillipCapital, Inc. acting as the futures commission merchant.

F.Deposits at Broker for Futures. Deposits at broker for futures represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statement of Assets and Liabilities.

G.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

J.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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RPAR Risk Parity ETF

K.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

L.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to adjustments for redemptions in-kind. For the year ended November 30, 2021, the following adjustments were made:

Paid-In Capital	Total Undistributed (Accumulated) Earnings (Losses)
$52,069,079	$(52,069,079)

During the year ended November 30, 2021, the Fund realized $52,489,731 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated losses to paid-in capital.

H.Recently Issued Accounting Pronouncements. In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may affect a fund’s ability to invest in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management is currently evaluating the impact, if any, of applying this provision.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Management is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 3 – PRINCIPAL RISKS

A.Commodities Risk. The Fund’s exposure to investments in physical commodities subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs, and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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RPAR Risk Parity ETF

number of countries and may be controlled by a small number of producers, political, economic, and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of the Fund in varying ways, and different factors may cause the value and the volatility of the Fund to move in inconsistent directions at inconsistent rates. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity.

B.Credit Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.

C.Currency Exchange Rate Risk. The Fund invests, directly or indirectly, in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

D.Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

E.Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

F.Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

G.Equity Market Risk. The Fund will invest in common stocks directly or indirectly through ETFs. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

H.Exchange-Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

I.Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

J.Futures Contracts Risk. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

K.Gold Risk. The prices of precious metals, such as gold, rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

L.Government Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

M.Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

N. Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

O.Maturity Risk. A debt security with a longer maturity may fluctuate in value more than one with a shorter maturity.

P.Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Q.Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

R.United States Treasury Inflation Protected Securities (“TIPS”) Risk. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the Consumer Price Index will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (the “Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Management Fee	Management Fee After Waiver
0.50%	0.47%

The Adviser has contractually agreed to waive 0.03% of its Management Fee until at least March 31, 2022 (the “Fee Waiver Agreement”). The Fee Waiver Agreement may be terminated only by, or with the consent of, the Board. Any waived Management Fees are not able to be recouped by the Adviser under the Fee Waiver Agreement. Management Fees for the year ended November 30, 2021 are disclosed in the Statement of Operations.

21

RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”), and the Management Fee payable to the Adviser. To the extent the Fund incurs Excluded Expenses, the Fund’s Total Annual Fund Operating Expenses After Fee Waiver will be greater than 0.47%. The Management Fees incurred are paid monthly to the Adviser.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the Fund. The Fund receives compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

Fund	Market Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
RPAR Risk Parity ETF	$101,833,181	$105,246,427	6.6%

As of November 30, 2021, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Fund bears the risk of loss associated with the investment of cash collateral received.

During the year ended November 30, 2021, the Fund loaned securities that were collateralized by cash. The cash collateral received was invested in the Mount Vernon Liquid Asset Portfolio, LLC as listed in the Fund’s Schedule of Investments. Securities lending income is disclosed in the Fund’s Statement of Operations.

The Fund is not subject to a master netting agreement with respect to the Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

22

RPAR Risk Parity ETF

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2021, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities and in-kind transactions were $108,263,388 and $102,681,250, respectively.

For the year ended November 30, 2021, the cost of purchases and proceeds from the sales or maturities of long-term U.S. Government securities, excluding in-kind transactions were $376,501,090 and $63,369,596, respectively.

For the year ended November 30, 2021, in-kind transactions associated with creations and redemptions for the fund were $378,130,643 and $195,998,843, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2021 and period ended November 30, 2020, are as follows:

Distributions paid from:	November 30, 2021	November 30, 2020
Ordinary income	$13,377,074	$2,652,617

As of November 30, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments (1)	$1,459,136,252
Gross tax unrealized appreciation	150,565,456
Gross tax unrealized depreciation	(22,056,239)
Net tax unrealized appreciation (depreciation)	128,509,217
Undistributed ordinary income (loss)	14,010,450
Undistributed long-term capital gain (loss)	—
Total distributable earnings	14,010,450
Other accumulated gain (loss)	(26,715,588)
Total accumulated gain (loss)	$115,804,079

(1)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales, PFIC adjustments and Grantor Trust adjustments.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2021, the Fund had no late year losses and had short-term and long-term capital loss carryovers of $21,297,975 and $5,417,613, respectively, which do not expire.

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended November 30, 2021, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of November 30, 2021	—
Average interest rate	—

Interest expense incurred for the year ended November 30, 2021 is disclosed in the Statement of Operations, if applicable.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

NOTE 9 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $750, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 10 – COVID-19 PANDEMIC

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with the Fund’s investment objective but there can be no assurance that it will be successful in doing so.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Other than as set forth below, the Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

The Board has approved a change in the Fund’s fiscal year end from November 30 to December 31. Shareholders will also receive an annual report for the period ended December 31, 2021.

24

RPAR Risk Parity ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
RPAR Risk Parity ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RPAR Risk Parity ETF (the “Fund”), a series of Tidal ETF Trust (the “Trust”), including the schedule of investments, as of November 30, 2021, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 12, 2019 (commencement of operations) to November 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 12, 2019 to November 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2022

25

RPAR Risk Parity ETF

EXPENSE EXAMPLE For the Six Months Ended November 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2021 to November 30, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During the Period June 1, 2021 – November 30, 2021(1)
Actual (2)	$ 1,000.00	$ 1,050.60	$ 2.42
Hypothetical (5% annual return before expenses) (3)	$ 1,000.00	$ 1,022.71	$ 2.38

(1)Expenses are equal to the Fund’s annualized net expense ratio for the most recent six-month period of 0.47% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six month period).

(2)Excluding interest expense on futures, your actual cost of investment in the Fund would be $2.42 and the Fund’s annualized expense ratio would be 0.47%.

(3)Excluding interest expense on futures, your hypothetical cost of investment in the Fund would be $2.38 and the Fund’s annualized expense ratio would be 0.47%.

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RPAR Risk Parity ETF

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the RPAR Risk Parity ETF (the “Fund”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect the Fund’s shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Fund’s investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 23, 2021, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2020 through September 30, 2021 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

27

RPAR Risk Parity ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018); Head of Global Distribution Services, Foreside Financial Group, LLC (broker-dealer) (2016); Managing Director, Head of Global Distribution Services, Beacon Hill Fund Services (broker-dealer) (2015–2016).	28	None
Dusko Culafic c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	28	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1966	Trustee	Indefinite term; since 2018	Executive Vice President - Head of Capital Markets & Corporate Development, Credijusto (financial technology company) (since 2017); Founding Partner / Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016–2017).	28	None
Interested Trustee and Executive Officer
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013–2018) and Direxion Advisors, LLC (2017–2018).	28

Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

28

RPAR Risk Parity ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1955	Treasurer, Principal Financial Officer, Principal Accounting Officer, and AML Compliance Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, Pennsylvania 19087 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Senior Compliance Advisor, Cipperman Compliance Services, LLC (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal – US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

29

RPAR Risk Parity ETF

Qualified Dividend Income/Dividends Received Deduction (Unaudited)

For the period ended November 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the period ended November 30, 2021 was 58.99%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2021, was 10.41%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended November 30, 2021, was 0.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (833) 540-0039 or by accessing the Fund’s website at www.rparetf.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 540-0039 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.rparetf.com. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.rparetf.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website www.rparetf.com.

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
RPAR Risk Parity ETF	RPAR	886364603

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

RPAR Risk Parity ETF

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 2, 2022

By (Signature and Title)*	/s/ Daniel H. Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	February 3, 2022

* Print the name and title of each signing officer under his or her signature.